SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14. SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statements, other than the following:

On February 26, 2026, the Company borrowed $7,314 ($10,000 Canadian) under a note agreement with a related party. The note payable bears interest at the rate of 10% and is payable twelve months from inception. However, the Company can repay the loan and outstanding interest thereon at any time during the term of the loan. The lender can opt to be repaid in whole or in-part in common shares of the company, at $0.005 per share.